Critical Accounting Judgments and Key Sources of Estimation Uncertainty	6 Months Ended
Jun. 30, 2019
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Critical Accounting Judgments and Key Sources of Estimation Uncertainty

Note 3—Critical Accounting Judgments and Key Sources of Estimation Uncertainty

In the application of our accounting policies, we are required to make judgments, estimates and assumptions about the carrying amounts of assets and liabilities that are not readily apparent from other sources. The estimates and associated assumptions are based on historical experience and other factors that are considered to be relevant. Actual results may differ from these estimates.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimate is revised if the revision affects only that period, or in the period of the revision and future periods if the revision affects both current and future periods.

Critical judgments made in the process of applying our accounting policies and that have the most significant effect on the amounts recognized in our unaudited condensed consolidated interim financial statements relate to revenue recognition, share-based payment, internally generated intangible assets, joint arrangements / collaboration agreements, and to our investment in associate.

The key sources of estimation uncertainty that have a significant risk of causing a material adjustment to the carrying amount of assets and liabilities within the next financial year relate to recognition of accruals for manufacturing and clinical trial activities. No significant adjustments to accruals have been recognized during the first six months of 2019 or 2018, due to conditions that existed at December 31, 2018, or 2017. Additionally, there have been no changes to the application of significant accounting estimates, and no impairment losses have been recognized during the first six months of 2019 or 2018.

In connection with adopting IFRS 16, the following are assessed as key assumptions concerning estimation uncertainty that have a significant risk of causing a material adjustment to the carrying amount of right-to-use assets and lease liabilities within the next financial year.

Determining Lease Term

Certain lease arrangements provide us with a contractual right (not obligation) to either extend the lease after the initial term, or to terminate the lease within the enforceable lease term, i.e. periods where lessor cannot terminate the lease. Those options cover periods in the range from 1-6 years in addition to the non-cancellable periods. Based on our assessment at June 30, 2019, the lease terms reflect only the non-cancellable periods.

Incremental Borrowing Rate

Lease payments are discounted over the non-cancellable periods, applying each contract’s incremental borrowing rate. In determining incremental borrowing rates, we have considered the contracts’ specific repayment profiles and relevant currencies, and thus applied a corresponding risk-free interest rate, credit spread and eventual asset specific adjustment. The incremental borrowing rates applied are 2.5% and 4.25-5.0% for lease contracts denominated in EUR or Danish Kroner, and US Dollars, respectively.

The unaudited condensed consolidated interim financial statements do not include all disclosures for critical accounting estimates and judgments that are required in the annual consolidated financial statements and should be read in conjunction with the Company’s annual consolidated financial statements for the year ended December 31, 2018.